EXHIBIT 99.2

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------




                            New Issue Term Sheet and
                             Computational Materials


                           $649,293,049 (Approximate)



                                 HASCO 2005-NC1



                      HSI Asset Securitization Corporation
                                    Depositor

                             Wells Fargo Bank, N.A.
                  Master Servicer and Securities Administrator

                            JPMorgan Chase Bank, N.A.
                                    Servicer


                                   [HSBC LOGO]
                                Lead Underwriter


                                                                   July 28, 2005


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission ("Commission"), because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                                   DISCLAIMER

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. HSBC Securities (USA), Inc. ("HSBC Securities") is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and HSBC Securities does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results.

This New Issue Term Sheet and Computational Materials do not contain all information that is required to be included in the base prospectus and the prospectus supplement. Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. The information in this New Issue Term Sheet and Computational Materials is preliminary and subject to change and shall be deemed superseded and replaced in its entirety by such prospectus and the prospectus supplement.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

The information provided herein may not be provided to any third parties other than legal, tax, regulatory and accounting advisors. Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, HSBC Securities and each recipient hereof are deemed to agree that both HSBC Securities and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure.

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither HSBC Securities or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Certificates, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. HSBC Securities does not undertake or have any responsibility to notify you of any changes to the attached information. HSBC Securities, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

               Mortgage Pass-Through Certificates, Series 2005-NC1
             $649,293,049 (Approximate, Subject to +/- 10% Variance)

               HSI Asset Securitization Corporation Trust 2005-NC1
                                     Issuer

                      HSI Asset Securitization Corporation
                                    Depositor

                   Alt-A First Lien Residential Mortgage Loans

                             Transaction Highlights
                             ----------------------

==================================================================================================================================
                           Avg Life     Payment Window                            Expected Ratings       Total
            Principal      to Call /    to Call / Mty                              (S&P/ Moody's/        Credit
Classes   Balance($)(1)    Mty(2)(3)    (Months)(2)(3)        Description              Fitch)        Enhancement(4)     Benchmark
==================================================================================================================================
I-A-1       185,531,000   2.15 / 2.31   1 - 68 / 1-149    Super Senior Floater    AAA / Aaa / AAA             18.10%   1 Mo. LIBOR
I-A-2        10,466,000   2.15 / 2.31   1 - 68 / 1-149   Senior Support Floater    AAA / NR / AAA             18.10%   1 Mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
II-A-1      154,673,000                               Not Offered Hereby                                      18.10%   1 Mo. LIBOR
II-A-2      153,314,000                               Not Offered Hereby                                      18.10%   1 Mo. LIBOR
II-A-3       12,930,000                               Not Offered Hereby                                      18.10%   1 Mo. LIBOR
II-A-4       18,103,000                               Not Offered Hereby                                      18.10%   1 Mo. LIBOR
M-1          18,829,000                               Not Offered Hereby                                      15.20%   1 Mo. LIBOR
M-2          13,635,000                               Not Offered Hereby                                      13.10%   1 Mo. LIBOR
M-3          12,336,000                               Not Offered Hereby                                      11.20%   1 Mo. LIBOR
M-4          10,713,000                               Not Offered Hereby                                       9.55%   1 Mo. LIBOR
M-5           9,739,000                               Not Offered Hereby                                       8.05%   1 Mo. LIBOR
M-6           8,440,000                               Not Offered Hereby                                       6.75%   1 Mo. LIBOR
M-7           7,466,000                               Not Offered Hereby                                       5.60%   1 Mo. LIBOR
M-8           3,895,000                               Not Offered Hereby                                       5.00%   1 Mo. LIBOR
M-9           3,571,000                               Not Offered Hereby                                       4.45%   1 Mo. LIBOR
M-10          5,843,000                               Not Offered Hereby                                       3.55%   1 Mo. LIBOR
M-11          4,545,000                               Not Offered Hereby                                       2.85%   1 Mo. LIBOR
M-12          5,194,000                         Privately Placed Certificates                                  2.05%   1 Mo. LIBOR
M-13          5,194,000                         Privately Placed Certificates                                  1.25%   1 Mo. LIBOR
M-14          4,876,049                         Privately Placed Certificates                                  0.50%   1 Mo. LIBOR
==================================================================================================================================

Notes:
(1)   Bond sizes subject to a variance of plus or minus 10%.
(2) Certificates are priced to the 10% optional redemption, as described herein.
(3)   Based on the pricing prepayment speed, as described herein.
(4)   Includes overcollateralization target of 0.50%.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Issuer:                          HSI Asset Securitization Corporation Trust 2005-NC1.

Depositor:                       HSI Asset Securitization Corporation.

Lead Underwriter:                HSBC Securities (USA) Inc.

Co-Managers:                     [Blaylock and The Winter Group].

Originator:                      NC Capital Corporation, a California Corporation. NC Capital Corporation is an affiliate of New
                                 Century Mortgage Corporation.

Master Servicer and Securities   Wells Fargo Bank, N.A.
Administrator:

Servicer:                        JPMorgan Chase Bank, N.A.

Trustee and Custodian:           Deutsche Bank National Trust Company.

Sample Pool Calculation Date:    July 1, 2005.

Cut-off Date:                    August 1, 2005.

Expected Pricing Date:           The week of July 25, 2005.

Closing Date:                    On or about August 25, 2005.

Distribution Date:               The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing in September 2005.

Certificates:                    Approximately $535,017,000 senior floating-rate Certificates (the Class I-A-1, Class I-A-2, Class
                                 II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates, collectively the "Class A
                                 Certificates") and approximately $114,276,049 mezzanine floating-rate Certificates (the Class M-1,
                                 Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
                                 Class M-11, Class M-12, Class M-13 and Class M-14 Certificates, collectively the "Class M
                                 Certificates"). The Class A Certificates and the Class M-1, Class M-2, Class M-3, Class M-4, Class
                                 M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are
                                 referred to herein as the "Offered Certificates". The Class M-12, Class M-13 and Class M-14
                                 Certificates, collectively the "Non-Offered Certificates", are not being offered hereby but will be privately placed.

                                 The "Group I Certificates" will consist of the Class I-A-1 and Class I-A-2 Certificates and the
                                 "Group II Certificates" will consist of the Class II-A-1, Class II-A-2, Class II-A-3 and Class
                                 II-A-4 Certificates. The "Sequential Certificates" will consist of the Class II-A-1, Class II-A-2 and Class II-A-3 Certificates. Notwithstanding the foregoing definition of Offered Certificates, the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class
                                 M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates
                                 are not being offered hereby but will be offered pursuant to the Prospectus.

Prospectus                       The Offered Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered
                                 Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE
                                 CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Mortgage Loans:                  The aggregate principal balance of the Mortgage Loans as of the Sample Pool Calculation Date is
                                 approximately $649,293,049. All of the Mortgage Loans consist of adjustable-rate, interest-only,
                                 Alt-A mortgage loans secured by first liens on one- to four-family residential properties.

                                 The collateral tables included in these Computational Materials represent a sample pool of Mortgage
                                 Loans (the "Sample Pool") having the characteristics described therein as of the Sample Pool
                                 Calculation Date, and do not include additional Mortgage Loans expected to be included in the trust on the Closing Date. It is expected that (a) additional Mortgage Loans will be delivered to the trust on the Closing Date and (b) certain Mortgage Loans may be pre-paid, become ineligible for transfer to the trust or may otherwise be deleted from the pool of Mortgage Loans delivered to the trust on the Closing Date.

Group I Mortgage Loans:          The aggregate principal balance of the Group I Mortgage Loans as of the Sample Pool Calculation
                                 Date is approximately $237,861,166. The Group I Mortgage Loans have interest rates that have an initial fixed rate period of either two or three years after origination and thereafter adjust semi-annually based on six-month LIBOR. All of the Group I Mortgage Loans have principal balances at origination that conform to Freddie Mac loan limits.

Group II Mortgage Loans:         The aggregate principal balance of the Group II Mortgage Loans as of the Sample Pool Calculation
                                 Date is approximately $411,431,883. The Group II Mortgage Loans have interest rates that have an initial fixed rate period of either two or three years after origination and thereafter adjust semi-annually based on six month LIBOR.

Mortgage Loan Group:             Group I Mortgage Loans or Group II Mortgage Loans.

Record Date:                     The business day immediately preceding each Distribution Date.

Delay Days:                      0 (zero) days on all Certificates.

Due Period:                      The Due Period with respect to any Distribution Date commences on the second day of the month immediately preceding the month in which such Distribution Date occurs and ends on the first day of the month in which such Distribution Date occurs.

Interest Accrual Period:         Interest with respect to the Offered Certificates and Non-Offered Certificates will initially accrue from the Closing Date to, but excluding, the first Distribution Date. Thereafter, interest will accrue from the prior Distribution Date to, but excluding, the then current Distribution Date.
                                 With respect to the Offered Certificates and Non-Offered Certificates, interest will accrue during the related Interest Accrual Period on the basis of a 360-day year and the actual number of days elapsed. The Offered Certificates and Non-Offered Certificates will settle flat (no accrued interest).

Prepayment Period:               The Prepayment Period with respect to any Distribution Date is the 16th of the calendar month immediately preceding the month in which the Distribution Date occurs through the 15th of the calendar month of the related Distribution Date.

2/28 Pricing Prepayment Speed:   The Pricing Prepayment Speed for the 2/28 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to 27, and 35% CPR in month 28 and thereafter.

3/27 Pricing Prepayment Speed:   The Pricing Prepayment Speed for the 3/27 Mortgage Loans assumes 2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 30, 50% CPR from month 31 to 37, and 35% CPR in month 38 and thereafter.

Tax Treatment:                   REMIC.

ERISA Eligible:                  Underwriter's exemption is expected to apply to all Offered Certificates. However, prospective purchasers should consult with their own counsel.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Legal Investment:                The Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates are expected to constitute "mortgage related securities" for the purposes of the Secondary Mortgage Market
                                 Enhancement Act of 1984 ("SMMEA").

Form of Registration:            Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:           $25,000 and integral multiples of $1 in excess thereof.

Optional Redemption:             At its option, the Servicer may purchase all of the Mortgage Loans (and properties acquired on behalf of the Issuer) when the principal balance of the Mortgage Loans remaining in the trust, as of the last day of the related Due Period, have been reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Expense Fees:                    The "Servicing Fee", calculated at the "Servicing Fee Rate" of [0.500]% per annum, and the "Trustee
                                 Fee" calculated at the "Trustee Fee Rate" of [0.010]% per annum. Expense Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Expense Adjusted Mortgage        The applicable mortgage rate on each Mortgage Loan as of the first day of the related Due Period
Rate:                            minus the Expense Fees.

Principal & Interest Advances:   The Servicer is required to advance delinquent payments of principal and interest on the Mortgage
                                 Loans to the extent such amounts are deemed recoverable. The Servicer is entitled to be reimbursed for such advances, and therefore these advances are not a form of credit enhancement.

Servicing Advances:              The Servicer will pay all out-of-pocket costs related to its obligations, including, but not limited to: (i) expenses in connection with a foreclosed Mortgage Loan prior to the liquidation of such loan, (ii) the costs of any judicial proceedings, including foreclosures and (iii) the cost of managing and liquidating property acquired in relation to the Mortgage Loans, as long as it deems the costs to be recoverable. The Servicer is entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

Compensating Interest:           The Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls ("Prepayment Interest Shortfalls") due to partial and/or full prepayments on the Mortgage Loans.

Credit Enhancement:              1. Excess spread;
                                 2. Overcollateralization; and
                                 3. Subordination

Overcollateralization Amount:    The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of
                                 (i) the aggregate principal balance of the Mortgage Loans over (ii) the sum of the aggregate principal balance of the certificates after taking into account the payments of principal to be made on such Distribution Date. The initial Overcollateralization Amount will be equal to zero.

Overcollateralization Target     With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to
Amount:                          approximately 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                 Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of
                                 (x) 1.00% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period and (y) approximately $3,246,465 or (iii) on or after the
                                 Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. To the extent of available excess spread, the
                                 Overcollateralization Amount for the certificates will build to the required Overcollateralization
                                 Target Amount.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Stepdown Date:                   The earlier of (i) the first Distribution Date on which the aggregate principal balance of the
                                 Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution
                                 Date occurring in September 2008 and (y) the first Distribution Date on which the Credit
                                 Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans, but prior to any payment of the Group I
                                 Principal Payment Amount and the Group II Principal Payment Amount to the holders of the
                                 Certificates then entitled to payments of principal on such Distribution Date) is greater than or equal to approximately 36.20%.


Credit Enhancement Percentage:   The Credit Enhancement Percentage for any class of Offered Certificates and Non-Offered
                                 Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate principal balance of the class or classes subordinate thereto and the Overcollateralization Amount by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account payments of principal on the Mortgage Loans and payment of the Group I Principal Payment Amount and the Group II Principal Payment Amount to the holders of the Certificates then entitled to payments of principal on such Distribution Date.

                                                             Target Credit Enhancement Percentage
                                                             ------------------------------------
                                                                                  On and After
                                                               Class   Initial    Stepdown Date
                                                               -----   -------    -------------
                                                               A         18.10%           36.20%
                                                               M-1       15.20%           30.40%
                                                               M-2       13.10%           26.20%
                                                               M-3       11.20%           22.40%
                                                               M-4        9.55%           19.10%
                                                               M-5        8.05%           16.10%
                                                               M-6        6.75%           13.50%
                                                               M-7        5.60%           11.20%
                                                               M-8        5.00%           10.00%
                                                               M-9        4.45%            8.90%
                                                               M-10       3.55%            7.10%
                                                               M-11       2.85%            5.70%
                                                               M-12       2.05%            4.10%
                                                               M-13       1.25%            2.50%
                                                               M-14       0.50%            1.00%


Trigger Event:                   A Trigger Event will have occurred with respect to any Distribution Date on or after the Stepdown
                                 Date if (x) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month exceeds [XX.XX%] of the Credit Enhancement Percentage for the Class A
                                 Certificates, or if (y) the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                          Distribution Date                                Loss Percentage
                                          -----------------                                ---------------
                                 September 2007 through August 2008   [X.XX%] for the first month, plus an additional 1/12th of
                                                                      [X.XX%] for each month thereafter
                                 September 2008 through August 2009   [X.XX%] for the first month, plus an additional 1/12th of
                                                                      [X.XX%] for each month thereafter
                                 September 2009 through August 2010   [X.XX%] for the first month, plus an additional 1/12th of
                                                                      [X.XX%] for each month thereafter
                                 September 2010 through August 2011   [X.XX%] for the first month, plus an additional 1/12th of
                                                                      [X.XX%] for each month thereafter
                                 September 2011 and thereafter        [X.XX%]


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Delinquency Rate:                For any calendar month, a fraction, expressed as a percentage, the numerator of which is the aggregate principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, loans subject to bankrupty proceedings, and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the close of business on the last day of such month.

Rolling Three Month              With respect to any Distribution Date, the average of the Delinquency Rates for each of the three
Delinquency Rate:                (or one and two, in the case of the first and second Distribution Dates) immediately preceding calendar months.

Sequential Trigger Event:        A Sequential Trigger Event is in effect on any Distribution Date if, before the Distribution Date in September 2007, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date exceeds [X.XX%], or if, on or after the Distribution Date in September 2007, a Trigger Event is in effect.

Realized Losses:                 Generally, any realized losses on the Mortgage Loans will be absorbed first, by the excess spread, second, by the Overcollateralization Amount, and third, by the Class M Certificates in reverse numerical order.

Interest Payment Priority:       On each Distribution Date, the interest collected will be paid in the following order of priority:
                                    (i)    from the interest collected on the Group I Mortgage Loans, to the holders of each class of Group I Certificates, on a pro rata basis based on the entitlement of each such class, the Senior Interest Payment Amount allocable to such Certificates; from the interest collected on the Group II Mortgage Loans, to the holders of each class of Group II
                                           Certificates, on a pro rata basis based on the entitlement of each such class, the Senior
                                           Interest Payment Amount allocable to such Certificates. Any interest collected and remaining after the payment of the above will be available to pay any Senior Interest
                                           Payment Amount to the unrelated group; and
                                    (ii)   from the combined remaining interest collected, sequentially in ascending numerical order, to the holders of the Class M Certificates.

Principal Payment Priority:      On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:
                                    (i)    the Group I Principal Payment Amount to the holders of the Group I Certificates as described below, until the principal balances thereof have been reduced to zero and then to the holders of the Group II Certificates after taking into account the payment of the
                                           Group II Principal Payment Amount described in (ii) below;
                                    (ii)   the Group II Principal Payment Amount to the holders of the Group II Certificates as described below, until the principal balances thereof have been reduced to zero and then to the holders of the Group I Certificates after taking into account the payment of the
                                           Group I Principal Payment Amount described in (i) above; and
                                    (iii)  sequentially in ascending numerical order, to the holders of the Class M Certificates, any Group I and Group II Principal Payment Amount remaining after the payment of (i) and
                                           (ii) above until the principal balances thereof have been reduced to zero.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Principal Payment Priority       On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not
(continued):                     in effect, the Group I Principal Payment Amount and the Group II Principal Payment Amount shall be paid as follows:
                                    (i)    concurrently, pro rata to the holders of the Group I Certificates, the Group I Senior
                                           Principal Payment Amount; and to the holders of the Group II Certificates, the Group II
                                           Senior Principal Payment Amount, until the principal balances thereof have been reduced to zero;
                                    (ii)   concurrently, pro rata to the holders of the Group I Certificates, any remaining Group II
                                           Senior Principal Payment Amount and to the holders of the Group II Certificates any remaining Group I Senior Principal Payment Amount; and
                                    (iii)  sequentially in ascending numerical order, to the holders of the Class M Certificates, the Class M Principal Payment Amount, until the principal balance thereof has been reduced to zero.

                                 Any principal distributions allocated to the Group I Certificates are required to be distributed pro rata between the Class I-A-1 Certificates and the Class I-A-2 Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Class I-A-1 Certificates until their principal balance has been reduced to zero, and then, to the Class I-A-2 Certificates until their principal balance has been reduced to zero.

                                 The Group II Certificates will receive principal pro rata between the Sequential Certificates and the Class II-A-4 Certificates, with the exception that if a Sequential Trigger Event is in effect, principal distributions will be distributed first, to the Sequential Certificates until their principal balance has been reduced to zero, and then, to the Class II-A-4 Certificates until their principal balance has been reduced to zero.


Net Monthly Excess Cashflow      With respect to any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:
Payments:                           (i)    to the holders of the class or classes of Certificates then entitled to receive payments in respect of principal, in an amount equal to the Overcollateralization increase amount, payable as part of the Principal Payment Amount;
                                    (ii)   sequentially in ascending numerical order, to the holders of the Class M Certificates:
                                           a)  in an amount equal to the Interest Carry Forward Amount allocable to such
                                               Certificates;
                                           b)  in an amount equal to the previously allocated Realized Loss Amounts; and
                                    (iii)  to the holders of the Offered Certificates and Non-Offered Certificates any Basis Risk
                                           Carryover Amounts for such classes.

Available Funds Cap:             The Available Funds Cap for any Distribution Date is:
                                    (i)    to the holders of the Class A Certificates, a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average of the Expense Adjusted Mortgage Rates of the Mortgage Loans in the related Mortgage Loan
                                           Group; and
                                    (ii)   to the holders of the Class M Certificates, a rate per annum (adjusted for the actual number of days in the related Interest Accrual Period) equal to the weighted average
                                           (weighted on the basis of the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the current aggregate principal balance of the related Class
                                           A Certificates) of (a) the weighted average of the Expense Adjusted Mortgage Rates of the
                                           Group I Mortgage Loans, and (b) the weighted average of the Expense Adjusted Mortgage
                                           Rates of the Group II Mortgage Loans.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Interest Rate:                   The Interest Rate on any Distribution Date for each class of Offered Certificates and Non-Offered
                                 Certificates will equal the least of:
                                    (a) One-Month LIBOR plus related margin; and
                                    (b) The related Available Funds Cap.

Interest Carry Forward Amount:   For each class of Offered Certificates and Non-Offered Certificates and on any Distribution Date,
                                 the sum of (i) the excess of (A) the accrued interest for such class with respect to the prior
                                 Distribution Dates (excluding any Basis Risk Carryover Amount with respect to such class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Dates, over (B) the amount actually paid to such class with respect to interest on such prior Distribution Date and (ii)
                                 interest on such excess at the Interest Rate for such class.

Interest Payment Amount:         The Interest Payment Amount for the Offered Certificates and Non-Offered Certificates of any class on any Distribution Date is equal to interest accrued at the Interest Rate for that class during the related Interest Accrual Period on the principal balance of that class immediately prior to the
                                 Distribution Date.

Senior Interest Payment          The Senior Interest Payment Amount for any Distribution Date is equal to the Interest Payment
Amount:                          Amount for such Distribution Date for the related Class A Certificates and the Interest Carry
                                 Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

Basis Risk Carryover Amount:     For any Distribution Date, if the Interest Rate for a class of Offered Certificates and Non-Offered
                                 Certificates is based on the related Available Funds Cap, the excess of (i) the amount of interest such class would have accrued for such Distribution Date had the applicable Interest Rate not been subject to the Available Funds Cap, over (ii) the amount of interest such class of Certificates accrued for such Distribution Date based on the Available Funds Cap, together with the unpaid portion of any such amounts from the prior Distribution Dates (and accrued interest thereon at the then applicable Interest Rate, without giving effect to the Available Funds Cap). The ratings on each class of Certificates do not address the likelihood of the payment of any Basis Risk Carryover
                                 Amount.

Basis Risk Shortfall:            Because each Mortgage Loan has a mortgage rate that is adjustable and all of the Mortgage Loans will adjust based on six-month LIBOR after an initial period of two or three years following the date of origination, and the Interest Rates on the Offered Certificates and Non-Offered
                                 Certificates are based on one-month LIBOR, the application of the Available Funds Cap could result in shortfalls of interest otherwise payable on those Certificates in certain periods. This may also occur if six-month LIBOR and one-month LIBOR rise quickly since the Mortgage Loan adjustments are constrained by certain interim caps. If basis risk interest shortfalls occur, they will be carried forward and will be paid from Net Monthly Excess Cashflow on a subordinated basis on the same
                                 Distribution Date or in any subsequent period.

                                 To mitigate the effect of such basis risk shortfalls, the Offered Certificates and Non-Offered
                                 Certificates will benefit from four interest rate caps pledged to the Issuer. The notional schedules for the interest rate caps are available herein.

Step-up Coupon:                  If the Optional Redemption is not exercised on the first Distribution Date on which it could have been exercised, the margins on each of the Class A Certificates will increase to 2.0 times their related initial margin and the margins on each of the Class M Certificates will increase to 1.5 times their related initial margins.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

Principal Payment Amount:        The Principal Payment Amount for any Distribution Date and for any Mortgage Loan Group will be the sum of (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans due during the related Due Period, whether or not received on or prior to the related Determination
                                 Date; (ii) the principal portion of all proceeds received in respect of the repurchase of a related
                                 Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) during the related Prepayment Period; (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related Prepayment Period, to the extent applied as recoveries of principal on the related Mortgage Loans, and (iv) such Mortgage Loan Group's allocation of a percentage of the amount of any Overcollateralization increase amount for such
                                 Distribution Date MINUS a percentage of the amount of any Overcollateralization reduction amount for such Distribution Date, each allocated between each Mortgage Loan Group based on the amount of principal received from each Mortgage Loan Group.

Senior Principal Payment         The Senior Principal Payment Amount for any Mortgage Loan Group is an amount equal to the lesser of
Amount:                          (1) the Principal Payment Amount for such Mortgage Loan Group and (2) the excess of (x) the aggregate principal balance of the related certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit
                                 Enhancement Percentage (or "Optimal Principal Payment Amount Percentage") and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period and
                                 (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the related Due Period over 0.50% of the aggregate principal balance of the related
                                 Mortgage Loans as of the Cut-off Date.

Class M Principal Payment        The lesser of (1) any Group I and Group II Principal Payment Amount remaining and (2) the excess of
Amount:                          (x) the aggregate principal balance of all Certificates senior to the related class and the principal balance of the related certificates immediately prior to such Distribution Date less the amount paid to classes senior to the related class for such Distribution Date over (y) the lesser of (A) the product of (i) 100% MINUS 2 times the related class Target Credit Enhancement Percentage
                                 (or "Optimal Principal Payment Amount Percentage") and (ii) the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period and (B) the excess, if any, of the aggregate principal balance of the related Mortgage Loans as of the last day of the Due Period over
                                 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                                                          Optimal Principal Payment Amount Percentage
                                                          -------------------------------------------
                                                                      Class   Percentage
                                                                      -----   ----------
                                                                       A        63.80%
                                                                       M-1      69.60%
                                                                       M-2      73.80%
                                                                       M-3      77.60%
                                                                       M-4      80.90%
                                                                       M-5      83.90%
                                                                       M-6      86.50%
                                                                       M-7      88.80%
                                                                       M-8      90.00%
                                                                       M-9      91.10%
                                                                       M-10     92.90%
                                                                       M-11     94.30%
                                                                       M-12     95.90%
                                                                       M-13     97.50%
                                                                       M-14     99.00%


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                              Sensitivity Analysis
                         (To 10.00% Optional Redemption)

--------------------------------------------------------------------
             PPC           50%       75%     100%     125%     150%
--------------------------------------------------------------------
I-A-1   WAL                 4.28     2.92     2.15     1.61     1.34
        Payment Window   1 - 141   1 - 93   1 - 68   1 - 52   1 - 32
--------------------------------------------------------------------
I-A-2   WAL                 4.28     2.92     2.15     1.61     1.34
        Payment Window   1 - 141   1 - 93   1 - 68   1 - 52   1 - 32
--------------------------------------------------------------------


                              Sensitivity Analysis
                                  (To Maturity)

--------------------------------------------------------------------
        PPC                50%       75%     100%     125%     150%
--------------------------------------------------------------------
I-A-1   WAL                 4.60     3.14     2.31     1.71     1.34
        Payment Window   1 - 288   1 - 203  1 - 149  1 - 113  1 - 32
--------------------------------------------------------------------
I-A-2   WAL                 4.60     3.14     2.31     1.71     1.34
        Payment Window   1 - 288   1 - 203  1 - 149  1 - 113  1 - 32
--------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

       Effective Maximum Interest Rate Table for the Group I Certificates
--------------------------------------------------------------------------------

         Scenario   Scenario   Scenario               Scenario   Scenario   Scenario
Period   (1) (%)    (2) (%)    (3) (%)       Period   (1) (%)    (2) (%)    (3) (%)
------   --------   --------   --------      ------   --------   --------   --------
1            5.87       5.87        N/A      35           7.98       8.18      12.00
2            6.06       6.06        N/A      36           8.02       8.74      12.00
3            5.87       5.87        N/A      37           8.20       9.23      12.00
4            6.06       6.06        N/A      38           8.47       9.54      12.00
5            5.87       5.87        N/A      39           8.20       9.23      12.00
6            5.87       5.87        N/A      40           8.47       9.55      12.00
7            6.49       6.49        N/A      41           8.25       9.39      12.00
8            5.87       5.87        N/A      42           8.50      10.20      12.00
9            6.06       6.06        N/A      43           9.60      11.83      12.00
10           5.87       5.87        N/A      44           8.67      10.68      12.00
11           6.06       6.06        N/A      45           8.96      11.04      12.00
12           5.87       5.87        N/A      46           8.67      10.69      12.00
13           5.87       5.87        N/A      47           8.97      11.16      12.00
14           6.06       6.06        N/A      48           8.68      11.44      12.00
15           5.87       5.87        N/A      49           8.69      11.82      12.00
16           6.06       6.06        N/A      50           8.98      12.21      12.21
17           5.87       5.87        N/A      51           8.69      11.82      12.00
18           5.87       5.87        N/A      52           8.98      12.21      12.21
19           6.50       6.50        N/A      53           8.69      11.86      12.00
20           5.87       5.87        N/A      54           8.69      12.13      12.13
21           6.06       6.06        N/A      55           9.62      13.63      13.63
22           5.88       5.88        N/A      56           8.69      12.31      12.31
23           6.17       6.17        N/A      57           8.98      12.72      12.72
24           6.50       6.50        N/A      58           8.69      12.31      12.31
25           6.79       6.79        N/A      59           8.98      12.75      12.75
26           7.01       7.01        N/A      60           8.69      12.52      12.52
27           6.78       6.78        N/A      61           8.69      12.64      12.64
28           7.01       7.01      12.00      62           8.98      13.06      13.06
29           6.87       6.87      12.00      63           8.69      12.64      12.64
30           7.34       7.40      12.00      64           8.98      13.06      13.06
31           8.14       8.24      12.00      65           8.69      12.64      12.64
32           7.63       7.72      12.00      66           8.69      12.64      12.64
33           7.90       7.99      12.00      67           9.62      14.00      14.00
34           7.66       7.76      12.00      68           8.69      12.64      12.64

1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.
2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.
3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

      Effective Maximum Interest Rate Table for the Group II Certificates
--------------------------------------------------------------------------------

         Scenario   Scenario   Scenario               Scenario   Scenario   Scenario
Period   (1) (%)    (2) (%)     (3) (%)      Period   (1) (%)    (2) (%)    (3) (%)
------   --------   --------   --------      ------   --------   --------   --------
1            5.84       5.84        N/A      35           8.24       8.43      12.00
2            6.03       6.03        N/A      36           8.23       9.02      12.00
3            5.84       5.84        N/A      37           8.35       9.49      12.00
4            6.03       6.03        N/A      38           8.63       9.81      12.00
5            5.84       5.84        N/A      39           8.35       9.49      12.00
6            5.84       5.84        N/A      40           8.64       9.82      12.00
7            6.46       6.46        N/A      41           8.39       9.63      12.00
8            5.84       5.84        N/A      42           8.59      10.48      12.00
9            6.03       6.03        N/A      43           9.62      12.11      12.11
10           5.84       5.84        N/A      44           8.69      10.94      12.00
11           6.03       6.03        N/A      45           8.98      11.31      12.00
12           5.84       5.84        N/A      46           8.69      10.95      12.00
13           5.84       5.84        N/A      47           8.98      11.41      12.00
14           6.03       6.03        N/A      48           8.72      11.68      12.00
15           5.84       5.84        N/A      49           8.72      12.03      12.03
16           6.03       6.03        N/A      50           9.01      12.43      12.43
17           5.84       5.84        N/A      51           8.72      12.03      12.03
18           5.84       5.84        N/A      52           9.01      12.43      12.43
19           6.46       6.46        N/A      53           8.72      12.06      12.06
20           5.84       5.84        N/A      54           8.72      12.27      12.27
21           6.03       6.03        N/A      55           9.66      13.70      13.70
22           5.85       5.85        N/A      56           8.72      12.38      12.38
23           6.13       6.13        N/A      57           9.01      12.79      12.79
24           6.55       6.55        N/A      58           8.72      12.38      12.38
25           6.91       6.91        N/A      59           9.01      12.81      12.81
26           7.13       7.13        N/A      60           8.72      12.54      12.54
27           6.90       6.90        N/A      61           8.72      12.61      12.61
28           7.13       7.14      12.00      62           9.01      13.03      13.03
29           6.98       6.99      12.00      63           8.72      12.61      12.61
30           7.55       7.61      12.00      64           9.01      13.03      13.03
31           8.43       8.53      12.00      65           8.72      12.61      12.61
32           7.90       7.99      12.00      66           8.72      12.61      12.61
33           8.17       8.27      12.00      67           9.66      13.96      13.96
34           7.93       8.03      12.00      68           8.72      12.61      12.61

1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.
2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.
3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

       Effective Maximum Interest Rate Table for the Class M Certificates
--------------------------------------------------------------------------------

         Scenario   Scenario   Scenario               Scenario   Scenario   Scenario
Period   (1) (%)    (2) (%)     (3) (%)      Period   (1) (%)    (2) (%)    (3) (%)
------   --------   --------   --------      ------   --------   --------   --------
1            5.85       5.85        N/A      35           8.15       8.34      12.00
2            6.04       6.04        N/A      36           8.15       8.92      12.00
3            5.85       5.85        N/A      37           8.30       9.40      12.00
4            6.04       6.04        N/A      38           8.57       9.71      12.00
5            5.85       5.85        N/A      39           8.30       9.40      12.00
6            5.85       5.85        N/A      40           8.58       9.73      12.01
7            6.47       6.47        N/A      41           8.33       9.54      12.00
8            5.85       5.85        N/A      42           8.56      10.38      12.01
9            6.04       6.04        N/A      43           9.61      12.01      12.01
10           5.85       5.85        N/A      44           8.68      10.85      12.00
11           6.04       6.04        N/A      45           8.97      11.21      12.00
12           5.85       5.85        N/A      46           8.68      10.86      12.00
13           5.85       5.85        N/A      47           8.98      11.32      12.00
14           6.04       6.04        N/A      48           8.71      11.59      12.00
15           5.85       5.85        N/A      49           8.71      11.95      11.95
16           6.04       6.04        N/A      50           9.00      12.35      12.35
17           5.85       5.85        N/A      51           8.71      11.95      11.95
18           5.85       5.85        N/A      52           9.00      12.35      12.35
19           6.47       6.47        N/A      53           8.71      11.99      11.99
20           5.85       5.85        N/A      54           8.71      12.22      12.22
21           6.04       6.04        N/A      55           9.64      13.68      13.68
22           5.86       5.86        N/A      56           8.71      12.35      12.35
23           6.14       6.14        N/A      57           9.00      12.76      12.76
24           6.53       6.53        N/A      58           8.71      12.36      12.36
25           6.87       6.87        N/A      59           9.00      12.79      12.79
26           7.08       7.09        N/A      60           8.71      12.53      12.53
27           6.85       6.85        N/A      61           8.71      12.62      12.62
28           7.09       7.09      12.00      62           9.00      13.04      13.04
29           6.94       6.95      12.00      63           8.71      12.62      12.62
30           7.47       7.53      11.99      64           9.00      13.04      13.04
31           8.32       8.42      12.00      65           8.71      12.62      12.62
32           7.80       7.89      12.00      66           8.71      12.62      12.62
33           8.07       8.17      12.00      67           9.64      13.97      13.97
34           7.83       7.93      12.00      68           8.71      12.62      12.62


1. Assumes one-month LIBOR remains constant at 3.32%, six-month LIBOR remains constant at 3.85% and the cashflows are run to the Optional Redemption at the pricing speed.
2. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00% and the cashflows are run to the Optional Redemption at the pricing speed.
3. Assumes one-month LIBOR and six-month LIBOR increase instantaneously to 20.00%, the cashflows are run to the Optional Redemption at the pricing speed and all payments on the Interest Rate Caps are received as scheduled and applied. A denotation of N/A indicates that the interest rate instrument does not have a ceiling for months 1through 27.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                           Interest Rate Cap Schedules
--------------------------------------------------------------------------------

                                                 Aggregate Interest Rate Cap Schedule
                                          -------------------------------------------------
Period   Accrual Start   Accrual End      Cap Notional($)   Cap Strike(%)    Cap Ceiling(%)
------   -------------   -----------      ---------------   -------------    --------------
1            8/25/2005     9/25/2005       649,293,048.85            3.85%              N/A
2            9/25/2005    10/25/2005       645,501,679.58            3.85%              N/A
3           10/25/2005    11/25/2005       640,996,331.14            3.85%              N/A
4           11/25/2005    12/25/2005       635,570,031.77            3.85%              N/A
5           12/25/2005     1/25/2005       629,567,597.86            3.85%              N/A
6            1/25/2006     2/25/2006       622,910,634.56            3.85%              N/A
7            2/25/2006     3/25/2006       615,254,120.42            3.85%              N/A
8            3/25/2006     4/25/2006       606,614,469.59            3.85%              N/A
9            4/25/2006     5/25/2006       597,013,831.17            3.85%              N/A
10           5/25/2006     6/25/2006       586,488,862.88            3.85%              N/A
11           6/25/2006     7/25/2006       575,145,622.45            3.85%              N/A
12           7/25/2006     8/25/2006       563,534,763.62            3.85%              N/A
13           8/25/2006     9/25/2006       551,973,073.08            3.85%              N/A
14           9/25/2006    10/25/2006       540,555,093.30            3.85%              N/A
15          10/25/2006    11/25/2006       529,383,267.27            3.85%              N/A
16          11/25/2006    12/25/2006       518,451,977.26            3.85%              N/A
17          12/25/2006     1/25/2007       507,746,250.83            3.85%              N/A
18           1/25/2007     2/25/2007       497,134,366.66            3.85%              N/A
19           2/25/2007     3/25/2007       485,729,336.45            3.85%              N/A
20           3/25/2007     4/25/2007       468,100,793.00            3.85%              N/A
21           4/25/2007     5/25/2007       447,679,398.29            3.85%              N/A
22           5/25/2007     6/25/2007       427,270,804.80            3.85%              N/A
23           6/25/2007     7/25/2007       402,834,097.55            3.85%              N/A
24           7/25/2007     8/25/2007       378,403,428.99            3.85%              N/A
25           8/25/2007     9/25/2007       363,385,081.52            3.85%              N/A
26           9/25/2007    10/25/2007       353,230,032.84            3.85%              N/A
27          10/25/2007    11/25/2007       343,555,539.20            3.85%              N/A
28          11/25/2007    12/25/2007                   --              --                --
29          12/25/2007     1/25/2008                   --              --                --
30           1/25/2008     2/25/2008                   --              --                --
31           2/25/2008     3/25/2008                   --              --                --
32           3/25/2008     4/25/2008                   --              --                --
33           4/25/2008     5/25/2008                   --              --                --
34           5/25/2008     6/25/2008                   --              --                --
35           6/25/2008     7/25/2008                   --              --                --
36           7/25/2008     8/25/2008                   --              --                --
37           8/25/2008     9/25/2008                   --              --                --
38           9/25/2008    10/25/2008                   --              --                --
39          10/25/2008    11/25/2008                   --              --                --
40          11/25/2008    12/25/2008                   --              --                --
41          12/25/2008     1/25/2009                   --              --                --
42           1/25/2009     2/25/2009                   --              --                --
43           2/25/2009     3/25/2009                   --              --                --
44           3/25/2009     4/25/2009                   --              --                --
45           4/25/2009     5/25/2009                   --              --                --
46           5/25/2009     6/25/2009                   --              --                --
47           6/25/2009     7/25/2009                   --              --                --
48           7/25/2009     8/25/2009                   --              --                --
49           8/25/2009     9/25/2009                   --              --                --
50           9/25/2009    10/25/2009                   --              --                --
51          10/25/2009    11/25/2009                   --              --                --
52          11/25/2009    12/25/2009                   --              --                --
53          12/25/2009     1/25/2010                   --              --                --
54                  --            --                   --              --                --

          Group I Certificates Interest Rate Cap Schedule
         -------------------------------------------------
Period   Cap Notional($)   Cap Strike(%)    Cap Ceiling(%)
------   ---------------   -------------    --------------
1                     --              --                --
2                     --              --                --
3                     --              --                --
4                     --              --                --
5                     --              --                --
6                     --              --                --
7                     --              --                --
8                     --              --                --
9                     --              --                --
10                    --              --                --
11                    --              --                --
12                    --              --                --
13                    --              --                --
14                    --              --                --
15                    --              --                --
16                    --              --                --
17                    --              --                --
18                    --              --                --
19                    --              --                --
20                    --              --                --
21                    --              --                --
22                    --              --                --
23                    --              --                --
24                    --              --                --
25                    --              --                --
26                    --              --                --
27                    --              --                --
28         67,377,292.48            6.76%            11.75%
29         63,602,964.80            6.62%            11.75%
30         59,380,119.73            7.15%            11.75%
31         54,967,562.27            7.98%            11.75%
32         50,759,651.59            7.47%            11.75%
33         46,742,492.78            7.74%            11.75%
34         42,906,993.85            7.51%            11.75%
35         39,244,478.97            7.93%            11.75%
36         35,794,243.46            8.49%            11.75%
37         32,798,934.87            8.98%            11.75%
38         32,798,934.87            9.29%            11.75%
39         32,798,934.87            8.98%            11.75%
40         32,798,934.87            9.30%            11.75%
41         32,798,934.87            9.14%            11.75%
42         32,798,934.87            9.95%            11.75%
43         32,798,934.87           11.58%            11.75%
44         32,798,934.87           10.43%            11.75%
45         32,798,934.87           10.79%            11.75%
46         32,798,934.87           10.44%            11.75%
47         32,798,934.87           10.91%            11.75%
48         32,206,935.15           11.18%            11.75%
49         31,063,007.08           11.57%            11.75%
50         29,960,225.67           11.96%            11.75%
51         28,896,516.19           11.57%            11.75%
52         27,870,496.25           11.96%            11.75%
53         26,880,832.33           11.61%            11.75%
54                    --              --                --

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                       Interest Rate Cap Schedules (Cont.)
--------------------------------------------------------------------------------

                                           Group II Certificates Interest Rate Cap Schedule
                                          -------------------------------------------------
Period   Accrual Start   Accrual End      Cap Notional($)   Cap Strike(%)    Cap Ceiling(%)
------   -------------   -----------      ---------------   -------------    --------------
1            8/25/2005     9/25/2005                   --              --                --
2            9/25/2005    10/25/2005                   --              --                --
3           10/25/2005    11/25/2005                   --              --                --
4           11/25/2005    12/25/2005                   --              --                --
5           12/25/2005     1/25/2005                   --              --                --
6            1/25/2006     2/25/2006                   --              --                --
7            2/25/2006     3/25/2006                   --              --                --
8            3/25/2006     4/25/2006                   --              --                --
9            4/25/2006     5/25/2006                   --              --                --
10           5/25/2006     6/25/2006                   --              --                --
11           6/25/2006     7/25/2006                   --              --                --
12           7/25/2006     8/25/2006                   --              --                --
13           8/25/2006     9/25/2006                   --              --                --
14           9/25/2006    10/25/2006                   --              --                --
15          10/25/2006    11/25/2006                   --              --                --
16          11/25/2006    12/25/2006                   --              --                --
17          12/25/2006     1/25/2007                   --              --                --
18           1/25/2007     2/25/2007                   --              --                --
19           2/25/2007     3/25/2007                   --              --                --
20           3/25/2007     4/25/2007                   --              --                --
21           4/25/2007     5/25/2007                   --              --                --
22           5/25/2007     6/25/2007                   --              --                --
23           6/25/2007     7/25/2007                   --              --                --
24           7/25/2007     8/25/2007                   --              --                --
25           8/25/2007     9/25/2007                   --              --                --
26           9/25/2007    10/25/2007                   --              --                --
27          10/25/2007    11/25/2007                   --              --                --
28          11/25/2007    12/25/2007       113,557,088.76            6.89%            11.75%
29          12/25/2007     1/25/2008       107,044,007.96            6.74%            11.75%
30           1/25/2008     2/25/2008        99,967,825.15            7.36%            11.75%
31           2/25/2008     3/25/2008        92,821,779.82            8.28%            11.75%
32           3/25/2008     4/25/2008        85,990,505.59            7.74%            11.75%
33           4/25/2008     5/25/2008        79,452,456.29            8.02%            11.75%
34           5/25/2008     6/25/2008        73,193,844.27            7.78%            11.75%
35           6/25/2008     7/25/2008        67,212,291.85            8.18%            11.75%
36           7/25/2008     8/25/2008        61,537,173.95            8.77%            11.75%
37           8/25/2008     9/25/2008        56,516,589.49            9.24%            11.75%
38           9/25/2008    10/25/2008        56,516,589.49            9.56%            11.75%
39          10/25/2008    11/25/2008        56,516,589.49            9.24%            11.75%
40          11/25/2008    12/25/2008        56,516,589.49            9.57%            11.75%
41          12/25/2008     1/25/2009        56,516,589.49            9.38%            11.75%
42           1/25/2009     2/25/2009        56,516,589.49           10.23%            11.75%
43           2/25/2009     3/25/2009        56,516,589.49           11.86%            11.75%
44           3/25/2009     4/25/2009        56,516,589.49           10.69%            11.75%
45           4/25/2009     5/25/2009        56,516,589.49           11.06%            11.75%
46           5/25/2009     6/25/2009        56,516,589.49           10.70%            11.75%
47           6/25/2009     7/25/2009        56,516,589.49           11.16%            11.75%
48           7/25/2009     8/25/2009        55,603,081.64           11.43%            11.75%
49           8/25/2009     9/25/2009                   --              --                --
50           9/25/2009    10/25/2009                   --              --                --
51          10/25/2009    11/25/2009                   --              --                --
52          11/25/2009    12/25/2009                   --              --                --
53          12/25/2009     1/25/2010                   --              --                --
54                  --            --                   --              --                --

          Class M Certificates Interest Rate Cap Schedule
         -------------------------------------------------
Period   Cap Notional($)   Cap Strike(%)    Cap Ceiling(%)
------   ---------------   -------------    --------------
1                     --              --                --
2                     --              --                --
3                     --              --                --
4                     --              --                --
5                     --              --                --
6                     --              --                --
7                     --              --                --
8                     --              --                --
9                     --              --                --
10                    --              --                --
11                    --              --                --
12                    --              --                --
13                    --              --                --
14                    --              --                --
15                    --              --                --
16                    --              --                --
17                    --              --                --
18                    --              --                --
19                    --              --                --
20                    --              --                --
21                    --              --                --
22                    --              --                --
23                    --              --                --
24                    --              --                --
25                    --              --                --
26                    --              --                --
27                    --              --                --
28        114,276,048.85            5.75%            10.66%
29        114,276,048.85            5.61%            10.66%
30        114,276,048.85            6.20%            10.66%
31        114,276,048.85            7.08%            10.66%
32        114,276,048.85            6.55%            10.66%
33        114,276,048.85            6.83%            10.66%
34        114,276,048.85            6.59%            10.66%
35        114,276,048.85            7.00%            10.66%
36        114,276,048.85            7.58%            10.66%
37        114,276,048.85            8.06%            10.66%
38        106,959,699.61            8.49%            10.78%
39         99,902,831.86            8.26%            10.86%
40         93,096,247.90            8.61%            10.89%
41         86,531,268.45            8.41%            10.87%
42         80,200,475.34            9.23%            10.86%
43         74,101,501.07           10.85%            10.84%
44         68,223,244.61            9.66%            10.81%
45         62,552,859.58            9.99%            10.78%
46         57,082,982.81            9.60%            10.74%
47         51,806,608.67           10.02%            10.70%
48         48,222,958.52           10.26%            10.67%
49                    --              --                --
50                    --              --                --
51                    --              --                --
52                    --              --                --
53                    --              --                --
54                    --              --                --

The Accrual Period for the Interest Rate Caps starts and includes the Accrual Start date and ends on but excludes the Accrual End date. All dates are subject to the modified business day convention. One-month LIBOR is observed two days prior to the start of each Accrual Period and payments will be determined using the Act/360 day-count convention.

The Distribution Date for the Interest Rate Caps is two business days prior to the end of each accrual period.


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                       The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

            Aggregate Principal Balance:              $649,293,049
            Number of Mortgage Loans:                        2,424
            Average Principal Balance:                    $267,860
            Weighted Average Current Mortgage Rate:         6.551%
            Weighted Average Net Mortgage Rate:             6.041%
            Weighted Average Credit Score:                     663
            Weighted Average Original LTV:                  80.93%
            Weighted Average Stated Remaining Term: 358 months Weighted Average Stated Original Term: 360 months
            Weighted Average Months to Roll:             27 months
            Weighted Average Margin:                        5.660%
            Weighted Average Initial Rate Cap:              1.500%
            Weighted Average Periodic Rate Cap:             1.500%
            Weighted Average Maximum Rate:                 13.551%
            Weighted Average Minimum Rate:                  6.551%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                          % of Mortgage
                                             Aggregate       Pool by        Avg. Sample
                                            Sample Pool     Aggregate          Pool       Weighted
                                  Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                                    of         Date        Calculation         Date        Gross     Average    Average
                                 Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Product Type                      Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------------   --------   -----------   --------------    -----------   --------   --------   --------
2/28 ARM 2 Year Interest Only       1,316   366,992,985            56.52        278,870      6.567      80.92        668
2/28 ARM 5 Year Interest Only         407   103,707,684            15.97        254,810      6.625      80.03        643
3/27 ARM 3 Year Interest Only         257    66,403,434            10.23        258,379      6.518      81.59        660
3/27 ARM 5 Year Interest Only         444   112,188,945            17.28        252,678      6.450      81.43        666
------------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                              2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY GROSS MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of Gross             Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     2       668,000             0.10        334,000      4.990      66.46        673
5.000 - 5.499                    83    28,021,255             4.32        337,605      5.313      77.69        676
5.500 - 5.999                   449   133,776,182            20.60        297,942      5.794      79.08        669
6.000 - 6.499                   543   146,136,490            22.51        269,128      6.247      80.25        665
6.500 - 6.999                   716   195,740,905            30.15        273,381      6.735      81.17        663
7.000 - 7.499                   317    73,501,638            11.32        231,866      7.214      82.92        655
7.500 - 7.999                   215    50,531,362             7.78        235,030      7.712      83.58        654
8.000 - 8.499                    63    14,401,502             2.22        228,595      8.234      86.57        654
8.500 - 8.999                    33     5,900,006             0.91        178,788      8.635      86.82        617
9.000 - 9.499                     3       615,710             0.09        205,237      9.274      91.21        604
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Current Rate (%)            6.551
Minimum Current Rate (%)                     4.990
Maximum Current Rate (%)                     9.400
Standard Deviation (%)                       0.730


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
Range of                    Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Sample Pool                   of         Date        Calculation         Date        Gross     Average    Average
Calculation Date           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Principal Balances ($)      Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0.01 - 50,000.00                  3       146,789             0.02         48,930      6.647      47.63        631
50,000.01 - 100,000.00          112     9,572,452             1.47         85,468      7.026      78.88        644
100,000.01 - 150,000.00         390    49,965,521             7.70        128,117      6.785      80.17        648
150,000.01 - 200,000.00         369    64,663,095             9.96        175,239      6.748      79.97        649
200,000.01 - 250,000.00         351    79,231,762            12.20        225,732      6.653      79.68        656
250,000.01 - 300,000.00         359    98,446,101            15.16        274,223      6.462      80.51        660
300,000.01 - 350,000.00         241    78,196,811            12.04        324,468      6.488      81.58        664
350,000.01 - 400,000.00         223    83,697,969            12.89        375,327      6.517      81.28        666
400,000.01 - 450,000.00         145    61,619,965             9.49        424,965      6.418      80.91        672
450,000.01 - 500,000.00         105    50,149,642             7.72        477,616      6.380      82.78        675
500,000.01 - 550,000.00          49    25,758,746             3.97        525,689      6.488      81.77        682
550,000.01 - 600,000.00          43    24,734,221             3.81        575,214      6.443      83.87        678
600,000.01 - 650,000.00          16    10,002,070             1.54        625,129      6.536      82.81        690
650,000.01 - 700,000.00           5     3,346,804             0.52        669,361      6.205      82.74        692
700,000.01 - 750,000.00          10     7,266,600             1.12        726,660      6.871      78.75        678
750,000.01 - 800,000.00           2     1,552,000             0.24        776,000      6.480      85.10        671
800,000.01 >=                     1       942,500             0.15        942,500      6.300      65.00        588
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Average Current Balance ($)                267,860
Minimum Current Balance ($)                 46,789
Maximum Current Balance ($)                942,500
Standard Deviation ($)                     129,420


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                    % of Mortgage
                                                       Pool by
                                                      Aggregate                     Weighted
                            Number     Aggregate     Sample Pool                    Average    Weighted   Weighted
                              of       Original      Calculation     Avg. Original   Gross     Average    Average
Range of Original          Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Principal Balances ($)      Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0.01 - 50,000.00                  3       146,789             0.02         48,930      6.647      47.63        631
50,000.01 - 100,000.00          112     9,572,452             1.47         85,468      7.026      78.88        644
100,000.01 - 150,000.00         390    49,965,521             7.70        128,117      6.785      80.17        648
150,000.01 - 200,000.00         369    64,663,095             9.96        175,239      6.748      79.97        649
200,000.01 - 250,000.00         351    79,231,762            12.20        225,732      6.653      79.68        656
250,000.01 - 300,000.00         359    98,446,101            15.16        274,223      6.462      80.51        660
300,000.01 - 350,000.00         241    78,196,811            12.04        324,468      6.488      81.58        664
350,000.01 - 400,000.00         223    83,697,969            12.89        375,327      6.517      81.28        666
400,000.01 - 450,000.00         146    62,069,965             9.56        425,137      6.423      80.90        672
450,000.01 - 500,000.00         104    49,699,642             7.65        477,881      6.373      82.81        675
500,000.01 - 550,000.00          49    25,758,746             3.97        525,689      6.488      81.77        682
550,000.01 - 600,000.00          43    24,734,221             3.81        575,214      6.443      83.87        678
600,000.01 - 650,000.00          16    10,002,070             1.54        625,129      6.536      82.81        690
650,000.01 - 700,000.00           5     3,346,804             0.52        669,361      6.205      82.74        692
700,000.01 - 750,000.00          10     7,266,600             1.12        726,660      6.871      78.75        678
750,000.01 - 800,000.00           2     1,552,000             0.24        776,000      6.480      85.10        671
800,000.01 >=                     1       942,500             0.15        942,500      6.300      65.00        588
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Average Orig Balance ($)                   267,880
Minimum Orig Balance ($)                    50,000
Maximum Orig Balance ($)                   942,500
Standard Deviation Orig Balance ($)        129,420


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT GRADE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Grade                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
AA                            2,265   607,215,450            93.52        268,086      6.547      81.16        665
A+                              120    32,563,219             5.02        271,360      6.609      79.42        637
A-                               38     9,467,591             1.46        249,147      6.617      71.93        633
C                                 1        46,789             0.01         46,789      6.800      53.76        678
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Stated Remaining           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Terms (months)              Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
349 - 360                     2,424   649,293,049           100.00        267,860      6.551      80.93        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Remaining Term                358
Minimum Remaining Term                         353
Maximum Remaining Term                         359
Standard Deviation Remaining Term                1


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Stated Original            Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Term (months)               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
360                           2,424   649,293,049           100.00        267,860      6.551      80.93        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Original Term                 360
Minimum Original Term                          360
Maximum Original Term                          360
Standard Deviation Original Term                 0


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL LTV

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Original                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
LTV Ratios (%)              Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
<= 30.00                          4       499,919             0.08        124,980      6.625      27.99        608
30.01 - 35.00                     2       324,900             0.05        162,450      6.839      33.44        624
35.01 - 40.00                     5       945,844             0.15        189,169      6.370      38.32        634
40.01 - 45.00                     8     1,629,210             0.25        203,651      6.454      43.32        624
45.01 - 50.00                     9     1,839,991             0.28        204,443      6.516      46.50        614
50.01 - 55.00                    11     2,695,695             0.42        245,063      6.269      52.66        628
55.01 - 60.00                    21     5,556,192             0.86        264,581      6.002      58.08        627
60.01 - 65.00                    38    10,362,090             1.60        272,687      6.170      62.97        638
65.01 - 70.00                    55    14,901,852             2.30        270,943      6.136      68.47        650
70.01 - 75.00                    93    26,385,414             4.06        283,714      6.230      73.66        649
75.01 - 80.00                 1,593   410,308,878            63.19        257,570      6.494      79.89        669
80.01 - 85.00                   165    49,303,807             7.59        298,811      6.535      84.26        655
85.01 - 90.00                   318    94,550,134            14.56        297,327      6.856      89.65        655
90.01 - 95.00                   102    29,989,120             4.62        294,011      7.152      94.71        656
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average LTV (%)                     80.93
Minimum LTV (%)                              22.64
Maximum LTV (%)                              95.00
Standard Deviation LTV (%)                    7.63


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY GROSS MARGIN

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Gross Margins (%)           Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
2.000 - 2.249                     2     1,206,000             0.19        603,000      6.737      84.99        636
2.750 - 2.999                     1       144,292             0.02        144,292      7.600      80.00        701
3.000 - 3.249                     2       375,115             0.06        187,558      6.384      80.00        662
3.250 - 3.499                     1        83,520             0.01         83,520      7.350      80.00        699
3.750 - 3.999                     6     1,262,179             0.19        210,363      6.445      78.95        650
5.000 - 5.249                    27     7,363,822             1.13        272,734      6.425      77.76        661
5.250 - 5.499                    22     5,317,300             0.82        241,695      6.374      82.35        660
5.500 - 5.749                 1,280   315,600,364            48.61        246,563      6.351      81.18        651
5.750 - 5.999                 1,018   300,174,933            46.23        294,867      6.745      80.86        677
6.000 - 6.249                    48    12,983,012             2.00        270,479      7.009      81.53        651
6.250 - 6.499                    14     3,975,012             0.61        283,929      6.811      69.17        670
6.500 - 6.749                     1       446,200             0.07        446,200      6.600      79.99        679
6.750 - 6.999                     1        99,600             0.02         99,600      6.000      80.00        603
7.250 - 7.499                     1       261,699             0.04        261,699      5.950      73.80        748
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Margin (%)                  5.660
Minimum Margin (%)                           2.000
Maximum Margin (%)                           7.250
Standard Deviation Margin (%)                0.244


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Minimum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     2       668,000             0.10        334,000      4.990      66.46        673
5.000 - 5.499                    83    28,021,255             4.32        337,605      5.313      77.69        676
5.500 - 5.999                   449   133,776,182            20.60        297,942      5.794      79.08        669
6.000 - 6.499                   543   146,136,490            22.51        269,128      6.247      80.25        665
6.500 - 6.999                   716   195,740,905            30.15        273,381      6.735      81.17        663
7.000 - 7.499                   317    73,501,638            11.32        231,866      7.214      82.92        655
7.500 - 7.999                   215    50,531,362             7.78        235,030      7.712      83.58        654
8.000 - 8.499                    63    14,401,502             2.22        228,595      8.234      86.57        654
8.500 - 8.999                    33     5,900,006             0.91        178,788      8.635      86.82        617
9.000 - 9.499                     3       615,710             0.09        205,237      9.274      91.21        604
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Minimum Rate (%)             6.551
Minimum Minimum Rate (%)                      4.990
Maximum Minimum Rate (%)                      9.400
Standard Deviation (%)                        0.730


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Maximum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
11.500 - 11.999                   2       668,000             0.10        334,000      4.990      66.46        673
12.000 - 12.499                  83    28,021,255             4.32        337,605      5.313      77.69        676
12.500 - 12.999                 449   133,776,182            20.60        297,942      5.794      79.08        669
13.000 - 13.499                 543   146,136,490            22.51        269,128      6.247      80.25        665
13.500 >=                     1,347   340,691,122            52.47        252,926      7.084      82.25        659
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Maximum Rate (%)            13.551
Minimum Maximum Rate (%)                     11.990
Maximum Maximum Rate (%)                     16.400
Standard Deviation (%)                        0.730


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Initial Periodic Cap (%)    Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         2,424   649,293,049           100.00        267,860      6.551      80.93        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Initial Cap (%)             1.500
Minimum Initial Cap (%)                      1.500
Maximum Initial Cap (%)                      1.500
Standard Deviation (%)                       0.000

DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Subsequent                 Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Periodic Cap (%)            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         2,424   649,293,049           100.00        267,860      6.551      80.93        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Periodic Cap (%)            1.500
Minimum Periodic Cap (%)                     1.500
Maximum Periodic Cap (%)                     1.500


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Next Rate                  Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Adjustment Dates            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
February 2007                     2       327,444             0.05        163,722      6.470      80.00        594
March 2007                       20     5,112,795             0.79        255,640      6.733      82.04        658
April 2007                      165    43,047,446             6.63        260,894      6.383      80.32        635
May 2007                        980   272,673,969            42.00        278,239      6.589      80.78        665
June 2007                       556   149,539,016            23.03        268,955      6.615      80.68        668
December 2007                     1       134,379             0.02        134,379      5.900      80.00        707
March 2008                        7     1,916,500             0.30        273,786      6.543      84.88        676
April 2008                       63    16,018,881             2.47        254,268      6.329      80.39        675
May 2008                        392   104,197,894            16.05        265,811      6.463      81.09        664
June 2008                       238    56,324,726             8.67        236,659      6.539      82.44        660
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average Next Rate Adjustment Date                      August 2007
Minimum Next Rate Adjustment Date                               February 2007
Maximum Next Rate Adjustment Date                                June 2008


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Geographic Distribution    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
of Mortgaged Properties     Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
California                    1,120   375,813,019            57.88        335,547      6.418      80.57        669
Florida                         204    38,848,419             5.98        190,433      6.748      81.49        649
Nevada                          102    24,320,839             3.75        238,440      6.781      81.32        650
Arizona                         122    22,571,825             3.48        185,015      6.734      81.17        659
New York                         51    17,867,068             2.75        350,335      6.415      80.95        672
Washington                       83    17,097,996             2.63        206,000      6.567      82.10        656
Illinois                         63    14,733,602             2.27        233,867      6.711      83.20        669
Colorado                         78    14,477,284             2.23        185,606      6.594      81.53        649
New Jersey                       53    14,475,060             2.23        273,114      6.561      80.29        655
Maryland                         46    10,875,425             1.67        236,422      6.928      83.60        635
Massachusetts                    36    10,561,280             1.63        293,369      6.359      76.91        659
Virginia                         37    10,209,445             1.57        275,931      6.998      80.61        650
Oregon                           46     8,624,415             1.33        187,487      6.576      82.11        656
Minnesota                        44     8,277,001             1.27        188,114      6.833      82.06        648
Hawaii                           25     8,113,674             1.25        324,547      6.280      82.38        703
Other                           314    52,426,696             8.07        166,964      7.024      81.58        646
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY OCCUPANCY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Occupancy                   Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Primary                       2,416   647,398,657            99.71        267,963      6.551      80.93        663
Second Home                       7     1,478,392             0.23        211,199      6.989      82.64        718
Investment                        1       416,000             0.06        416,000      5.950      80.00        642
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Property Type               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Single Family Residence       1,718   467,844,002            72.05        272,319      6.544      80.81        661
Planned Unit Development        345    84,338,298            12.99        244,459      6.671      81.29        656
Condo                           254    57,923,981             8.92        228,047      6.425      81.25        671
2-4 Family                      107    39,186,768             6.04        366,231      6.567      81.20        685
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY LOAN PURPOSE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Loan Purpose                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Purchase                      1,451   383,874,139            59.12        264,558      6.581      81.10        674
Refinance - Cashout             766   216,936,413            33.41        283,207      6.528      80.73        644
Refinance - Rate Term           207    48,482,497             7.47        234,215      6.423      80.49        657
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY DOCUMENTATION TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Documentation Type          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Full Documentation            1,280   315,423,411            48.58        246,425      6.270      81.13        647
Stated Documentation          1,101   321,150,221            49.46        291,690      6.827      80.76        680
Limited Documentation            43    12,719,417             1.96        295,800      6.551      80.34        653
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Mortgage Loans (All Collateral)
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Scores               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
550 - 574                        34     7,913,769             1.22        232,758      6.935      80.22        567
575 - 599                       213    45,713,827             7.04        214,619      6.687      78.50        589
600 - 624                       383    91,071,948            14.03        237,786      6.643      80.05        613
625 - 649                       492   127,925,992            19.70        260,012      6.603      81.02        637
650 - 674                       497   135,066,874            20.80        271,764      6.605      81.76        662
675 - 699                       311    91,143,530            14.04        293,066      6.461      81.20        686
700 - 724                       252    72,880,257            11.22        289,207      6.356      82.08        711
725 - 749                       138    43,949,505             6.77        318,475      6.439      80.65        735
750 - 774                        79    24,625,578             3.79        311,716      6.442      80.38        760
775 - 799                        24     8,636,169             1.33        359,840      6.420      80.02        784
800 +                             1       365,600             0.06        365,600      5.990      80.00        802
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663

Weighted Average FICO                          663
Minimum FICO                                   559
Maximum FICO                                   802
Standard Deviation FICO                         47


DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Prepayment Penalty         Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Term (months)               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0                               420   109,991,413            16.94        261,884      6.942      81.09        663
12                               67    21,702,766             3.34        323,922      6.859      81.48        667
24                            1,434   393,991,926            60.68        274,750      6.474      80.69        663
36                              503   123,606,944            19.04        245,739      6.397      81.48        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


DISTRIBUTION BY LIEN TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Lien Position               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1st Lien                      2,424   649,293,049           100.00        267,860      6.551      80.93        663
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        2,424   649,293,049           100.00%       267,860      6.551      80.93        663


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                           The Group I Mortgage Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

            Aggregate Principal Balance:              $237,861,166
            Number of Mortgage Loans:                        1,198
            Average Principal Balance:                    $198,549
            Weighted Average Current Mortgage Rate:         6.571%
            Weighted Average Net Mortgage Rate:             6.061%
            Weighted Average Credit Score:                     647
            Weighted Average Original LTV:                  80.26%
            Weighted Average Stated Remaining Term: 358 months Weighted Average Stated Original Term: 360 months
            Weighted Average Months to Roll:             27 months
            Weighted Average Margin:                        5.635%
            Weighted Average Initial Rate Cap:              1.500%
            Weighted Average Periodic Rate Cap:             1.500%
            Weighted Average Maximum Rate:                 13.571%
            Weighted Average Minimum Rate:                  6.571%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                         % of Mortgage
                                            Aggregate       Pool by        Avg. Sample
                                           Sample Pool     Aggregate          Pool       Weighted
                                 Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                                   of         Date        Calculation         Date        Gross     Average    Average
                                Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Product Type                     Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
-----------------------------   --------   -----------   --------------    -----------   --------   --------   --------
2/28 ARM 2 Year Interest Only        581   116,310,205            48.90        200,190      6.575      79.55        649
2/28 ARM 5 Year Interest Only        216    41,222,152            17.33        190,843      6.678      80.24        630
3/27 ARM 3 Year Interest Only        150    31,583,369            13.28        210,556      6.554      81.25        654
3/27 ARM 5 Year Interest Only        251    48,745,441            20.49        194,205      6.483      81.31        654
-----------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                             1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY GROSS MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of Gross             Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     1       298,000             0.13        298,000      4.990      80.00        719
5.000 - 5.499                    34     8,236,345             3.46        242,245      5.314      74.36        654
5.500 - 5.999                   222    51,723,389            21.75        232,988      5.786      77.36        656
6.000 - 6.499                   273    53,051,999            22.30        194,330      6.247      79.60        652
6.500 - 6.999                   331    65,642,367            27.60        198,315      6.741      80.41        648
7.000 - 7.499                   174    30,876,366            12.98        177,450      7.227      83.23        639
7.500 - 7.999                   115    20,973,741             8.82        182,380      7.720      84.39        631
8.000 - 8.499                    27     4,143,121             1.74        153,449      8.234      85.19        632
8.500 - 8.999                    19     2,597,039             1.09        136,686      8.676      88.09        604
9.000 - 9.499                     2       318,800             0.13        159,400      9.156      92.34        596
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Current Rate (%)            6.571
Minimum Current Rate (%)                     4.990
Maximum Current Rate (%)                     9.300
Standard Deviation (%)                       0.739


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Cut-off Date               Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Principal Balances ($)      Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0.01 - 50,000.00                  3       146,789             0.06         48,930      6.647      47.63        631
50,000.01 - 100,000.00          100     8,502,256             3.57         85,023      7.038      78.75        642
100,000.01 - 150,000.00         303    38,469,501            16.17        126,962      6.741      80.22        642
150,000.01 - 200,000.00         249    43,638,081            18.35        175,253      6.674      79.52        647
200,000.01 - 250,000.00         212    47,772,107            20.08        225,340      6.617      79.27        647
250,000.01 - 300,000.00         196    53,642,965            22.55        273,689      6.352      80.30        648
300,000.01 - 350,000.00         105    33,878,018            14.24        322,648      6.462      82.60        650
350,000.01 - 400,000.00          21     7,696,949             3.24        366,521      6.521      81.29        659
400,000.01 - 450,000.00           7     3,013,000             1.27        430,429      6.253      80.66        664
450,000.01 - 500,000.00           1       481,500             0.20        481,500      6.850      90.00        653
600,000.01 - 650,000.00           1       620,000             0.26        620,000      5.800      84.93        706
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Average Current Balance ($)                198,549
Minimum Current Balance ($)                 46,789
Maximum Current Balance ($)                620,000
Standard Deviation Current Balance ($)      78,569


DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                    % of Mortgage
                                                       Pool by
                                                      Aggregate                     Weighted
                            Number     Aggregate     Sample Pool                    Average    Weighted   Weighted
Range of                      of       Original      Calculation     Avg. Original   Gross     Average    Average
Original Principal         Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Balances ($)                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0.01 - 50,000.00                  3       146,789             0.06         48,930      6.647      47.63        631
50,000.01 - 100,000.00          100     8,502,256             3.57         85,023      7.038      78.75        642
100,000.01 - 150,000.00         303    38,469,501            16.17        126,962      6.741      80.22        642
150,000.01 - 200,000.00         249    43,638,081            18.35        175,253      6.674      79.52        647
200,000.01 - 250,000.00         212    47,772,107            20.08        225,340      6.617      79.27        647
250,000.01 - 300,000.00         196    53,642,965            22.55        273,689      6.352      80.30        648
300,000.01 - 350,000.00         105    33,878,018            14.24        322,648      6.462      82.60        650
350,000.01 - 400,000.00          21     7,696,949             3.24        366,521      6.521      81.29        659
400,000.01 - 450,000.00           7     3,013,000             1.27        430,429      6.253      80.66        664
450,000.01 - 500,000.00           1       481,500             0.20        481,500      6.850      90.00        653
600,000.01 - 650,000.00           1       620,000             0.26        620,000      5.800      84.93        706
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Average Orig Balance ($)                   198,574
Minimum Orig Balance ($)                    50,000
Maximum Orig Balance ($)                   620,000
Standard Deviation Orig Balance ($)         78,571


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT GRADE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Grade                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
AA                            1,085   213,686,699            89.84        196,946      6.578      80.81        649
A+                               83    18,001,742             7.57        216,888      6.477      77.43        631
A-                               29     6,125,936             2.58        211,239      6.617      69.64        628
C                                 1        46,789             0.02         46,789      6.800      53.76        678
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Stated Remaining           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Terms (months)              Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
349 - 360                     1,198   237,861,166           100.00        198,549      6.571      80.26        647
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Remaining Term                358
Minimum Remaining Term                         353
Maximum Remaining Term                         359
Standard Deviation Remaining Term                1


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Stated Original            Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Term (months)               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
360                           1,198   237,861,166           100.00        198,549      6.571      80.26        647
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Original Term                 360
Minimum Original Term                          360
Maximum Original Term                          360
Standard Deviation Original Term                 0


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL LTV

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Original LTV               Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Ratios (%)                  Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
<= 30.00                          4       499,919             0.21        124,980      6.625      27.99        608
30.01 - 35.00                     2       324,900             0.14        162,450      6.839      33.44        624
35.01 - 40.00                     5       945,844             0.40        189,169      6.370      38.32        634
40.01 - 45.00                     7     1,261,210             0.53        180,173      6.542      43.02        632
45.01 - 50.00                     7     1,285,992             0.54        183,713      6.475      46.80        617
50.01 - 55.00                     9     1,580,695             0.66        175,633      6.291      52.77        638
55.01 - 60.00                    17     4,012,192             1.69        236,011      6.161      58.34        634
60.01 - 65.00                    34     7,886,590             3.32        231,959      6.129      62.67        634
65.01 - 70.00                    41     9,134,552             3.84        222,794      6.272      68.06        635
70.01 - 75.00                    64    14,257,044             5.99        222,766      6.238      73.61        644
75.01 - 80.00                   649   116,018,967            48.78        178,766      6.493      79.74        652
80.01 - 85.00                   100    22,207,468             9.34        222,075      6.536      84.24        644
85.01 - 90.00                   194    43,755,592            18.40        225,544      6.933      89.53        647
90.01 - 95.00                    65    14,690,201             6.18        226,003      7.070      94.79        649
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average LTV (%)                     80.26
Minimum LTV (%)                              22.64
Maximum LTV (%)                              95.00
Standard Deviation LTV (%)                    9.56


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY GROSS MARGIN

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Gross Margins (%)           Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
3.000 - 3.249                     1       191,115             0.08        191,115      5.550      80.00        739
3.750 - 3.999                     5     1,088,339             0.46        217,668      6.358      78.78        638
5.000 - 5.249                    13     2,815,460             1.18        216,574      6.388      75.66        653
5.250 - 5.499                    12     1,886,407             0.79        157,201      6.651      81.87        640
5.500 - 5.749                   753   143,498,950            60.33        190,570      6.432      80.80        641
5.750 - 5.999                   375    80,510,321            33.85        214,694      6.807      79.91        658
6.000 - 6.249                    27     5,081,349             2.14        188,198      6.896      80.60        631
6.250 - 6.499                    10     2,427,927             1.02        242,793      6.750      64.28        670
6.750 - 6.999                     1        99,600             0.04         99,600      6.000      80.00        603
7.250 - 7.499                     1       261,699             0.11        261,699      5.950      73.80        748
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Margin (%)                  5.635
Minimum Margin (%)                           3.210
Maximum Margin (%)                           7.250
Standard Deviation Margin (%)                0.222


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Minimum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     1       298,000             0.13        298,000      4.990      80.00        719
5.000 - 5.499                    34     8,236,345             3.46        242,245      5.314      74.36        654
5.500 - 5.999                   222    51,723,389            21.75        232,988      5.786      77.36        656
6.000 - 6.499                   273    53,051,999            22.30        194,330      6.247      79.60        652
6.500 - 6.999                   331    65,642,367            27.60        198,315      6.741      80.41        648
7.000 - 7.499                   174    30,876,366            12.98        177,450      7.227      83.23        639
7.500 - 7.999                   115    20,973,741             8.82        182,380      7.720      84.39        631
8.000 - 8.499                    27     4,143,121             1.74        153,449      8.234      85.19        632
8.500 - 8.999                    19     2,597,039             1.09        136,686      8.676      88.09        604
9.000 - 9.499                     2       318,800             0.13        159,400      9.156      92.34        596
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Minimum Rate (%)             6.571
Minimum Minimum Rate (%)                      4.990
Maximum Minimum Rate (%)                      9.300
Standard Deviation (%)                        0.739


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Maximum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
11.500 - 11.999                   1       298,000             0.13        298,000      4.990      80.00        719
12.000 - 12.499                  34     8,236,345             3.46        242,245      5.314      74.36        654
12.500 - 12.999                 222    51,723,389            21.75        232,988      5.786      77.36        656
13.000 - 13.499                 273    53,051,999            22.30        194,330      6.247      79.60        652
13.500 >=                       668   124,551,433            52.36        186,454      7.122      82.13        641
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Maximum Rate (%)            13.571
Minimum Maximum Rate (%)                     11.990
Maximum Maximum Rate (%)                     16.300
Standard Deviation (%)                        0.739


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Initial Periodic Cap (%)    Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         1,198   237,861,166           100.00        198,549      6.571      80.26        647
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Initial Cap (%)             1.500
Minimum Initial Cap (%)                      1.500
Maximum Initial Cap (%)                      1.500
Standard Deviation (%)                       0.000


DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Subsequent                 Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Periodic Cap (%)            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         1,198   237,861,166           100.00        198,549      6.571      80.26        647
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Periodic Cap (%)            1.500
Minimum Periodic Cap (%)                     1.500
Maximum Periodic Cap (%)                     1.500
Standard Deviation                           0.000


DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Next Rate                  Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Adjustment Dates            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
March 2007                       11     2,191,580             0.92        199,235      6.361      80.45        633
April 2007                       84    16,237,845             6.83        193,308      6.412      79.13        629
May 2007                        446    90,254,431            37.94        202,364      6.606      79.92        646
June 2007                       256    48,848,501            20.54        190,814      6.668      79.55        647
December 2007                     1       134,379             0.06        134,379      5.900      80.00        707
March 2008                        2       237,328             0.10        118,664      6.401      80.00        622
April 2008                       36     7,678,790             3.23        213,300      6.263      79.48        656
May 2008                        215    44,043,703            18.52        204,854      6.531      80.78        655
June 2008                       147    28,234,610            11.87        192,072      6.551      82.58        652
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average Next Rate Adjustment Date                  Sep 2007
Minimum Next Rate Adjustment Date                           March 2007
Maximum Next Rate Adjustment Date                           June 2008


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Geographic Distribution    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
of Mortgaged Properties     Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
California                      366    92,743,110            38.99        253,396      6.339      78.15        649
Florida                         118    18,439,878             7.75        156,270      6.718      82.59        643
Arizona                          79    12,128,376             5.10        153,524      6.641      81.56        651
Washington                       54     9,953,580             4.18        184,326      6.478      82.52        658
Colorado                         58     9,768,309             4.11        168,419      6.600      82.01        639
Illinois                         47     9,552,395             4.02        203,242      6.734      83.68        657
New Jersey                       36     8,852,821             3.72        245,912      6.466      79.75        649
Nevada                           43     7,820,764             3.29        181,878      6.781      80.69        646
New York                         26     7,204,468             3.03        277,095      6.340      76.81        640
Maryland                         34     7,037,982             2.96        206,999      7.056      83.52        640
Minnesota                        38     7,023,081             2.95        184,818      6.805      82.43        650
Virginia                         25     5,860,870             2.46        234,435      6.999      81.38        650
Oregon                           30     5,025,612             2.11        167,520      6.653      80.87        656
Massachusetts                    21     4,888,751             2.06        232,798      6.028      78.98        663
Georgia                          28     3,783,061             1.59        135,109      7.164      80.87        638
Other                           195    27,778,109            11.68        142,452      6.948      81.94        639
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY OCCUPANCY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Occupancy                   Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Primary                       1,197   237,445,166            99.83        198,367      6.572      80.26        647
Investment                        1       416,000             0.17        416,000      5.950      80.00        642
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Property Type               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Single Family Residence         858   168,804,036            70.97        196,741      6.565      79.89        644
Planned Unit Development        161    29,903,623            12.57        185,737      6.711      82.27        648
Condo                           131    23,966,792            10.08        182,953      6.507      82.21        660
2-4 Family                       48    15,186,715             6.38        316,390      6.466      77.31        661
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY LOAN PURPOSE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Loan Purpose                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Refinance - Cashout             590   135,655,780            57.03        229,925      6.558      79.89        641
Purchase                        432    68,398,285            28.76        158,329      6.646      80.93        657
Refinance - Rate Term           176    33,807,101            14.21        192,086      6.475      80.37        652
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY DOCUMENTATION TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Documentation Type          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Full Documentation              782   150,049,104            63.08        191,879      6.361      80.49        638
Stated Documentation            397    83,587,690            35.14        210,548      6.942      79.83        665
Limited Documentation            19     4,224,372             1.78        222,335      6.723      80.27        628
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group I Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Scores               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
550 - 574                        25     4,218,003             1.77        168,720      7.284      76.94        567
575 - 599                       137    25,360,461            10.66        185,113      6.772      79.15        589
600 - 624                       263    52,261,887            21.97        198,714      6.639      78.74        613
625 - 649                       266    51,594,267            21.69        193,963      6.597      80.23        637
650 - 674                       226    46,461,216            19.53        205,581      6.592      81.80        662
675 - 699                       119    24,064,575            10.12        202,223      6.311      80.73        686
700 - 724                       102    21,483,948             9.03        210,627      6.343      82.74        710
725 - 749                        32     6,968,264             2.93        217,758      6.241      78.72        736
750 - 774                        22     4,245,616             1.78        192,983      6.426      79.30        762
775 - 799                         6     1,202,930             0.51        200,488      6.676      80.94        785
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647

Weighted Average FICO                          647
Minimum FICO                                   559
Maximum FICO                                   793
Standard Deviation FICO                         44


DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Prepayment                 Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Penalty Term (months)       Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0                               233    45,931,661            19.31        197,132      6.793      80.33        645
12                               24     5,948,968             2.50        247,874      6.729      81.74        662
24                              655   131,711,280            55.37        201,086      6.521      79.68        646
36                              286    54,269,257            22.82        189,753      6.487      81.42        652
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


DISTRIBUTION BY LIEN TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Lien Position               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1st Lien                      1,198   237,861,166           100.00        198,549      6.571      80.26        647
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,198   237,861,166           100.00%       198,549      6.571      80.26        647


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                          The Group II Mortgage Loans
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Collateral Summary
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Sample Pool Calculation Date scheduled balances.

            Aggregate Principal Balance:              $411,431,883
            Number of Mortgage Loans:                        1,226
            Average Principal Balance:                    $335,589
            Weighted Average Current Mortgage Rate:         6.540%
            Weighted Average Net Mortgage Rate:             6.030%
            Weighted Average Credit Score:                     672
            Weighted Average Original LTV:                  81.32%
            Weighted Average Stated Remaining Term: 358 months Weighted Average Stated Original Term: 360 months
            Weighted Average Months to Roll:             26 months
            Weighted Average Margin:                        5.674%
            Weighted Average Initial Rate Cap:              1.500%
            Weighted Average Periodic Rate Cap:             1.500%
            Weighted Average Maximum Rate:                 13.540%
            Weighted Average Minimum Rate:                  6.540%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY PRODUCT TYPE

                                                         % of Mortgage
                                            Aggregate       Pool by        Avg. Sample
                                           Sample Pool     Aggregate          Pool       Weighted
                                 Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                                   of         Date        Calculation         Date        Gross     Average    Average
                                Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Product Type                     Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
-----------------------------   --------   -----------   --------------    -----------   --------   --------   --------
2/28 ARM 2 Year Interest Only        735   250,682,780            60.93        341,065      6.564      81.55        677
2/28 ARM 5 Year Interest Only        191    62,485,532            15.19        327,149      6.590      79.89        652
3/27 ARM 3 Year Interest Only        107    34,820,066             8.46        325,421      6.485      81.90        666
3/27 ARM 5 Year Interest Only        193    63,443,504            15.42        328,723      6.425      81.52        675
-----------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                             1,226   411,431,883           100.00%       335,589      6.540      81.32        672


DISTRIBUTION BY GROSS MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Gross Mortgage             Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Rates (%)                   Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     1       370,000             0.09        370,000      4.990      55.56        636
5.000 - 5.499                    49    19,784,909             4.81        403,774      5.312      79.07        686
5.500 - 5.999                   227    82,052,794            19.94        361,466      5.798      80.16        677
6.000 - 6.499                   270    93,084,491            22.62        344,757      6.247      80.62        672
6.500 - 6.999                   385   130,098,538            31.62        337,918      6.732      81.55        671
7.000 - 7.499                   143    42,625,272            10.36        298,079      7.204      82.69        666
7.500 - 7.999                   100    29,557,621             7.18        295,576      7.707      83.00        671
8.000 - 8.499                    36    10,258,382             2.49        284,955      8.233      87.13        663
8.500 - 8.999                    14     3,302,967             0.80        235,926      8.603      85.83        628
9.000 - 9.499                     1       296,910             0.07        296,910      9.400      90.00        612
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Current Rate (%)        6.540
Minimum Current Rate (%)                 4.990
Maximum Current Rate (%)                 9.400
Standard Deviation (%)                   0.720


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY SAMPLE POOL CALCULATION DATE PRINCIPAL BALANCE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
Range of                    Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Sample Pool                   of         Date        Calculation         Date        Gross     Average    Average
Calculation Date           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Principal Balances ($)      Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
50,000.01 - 100,000.00           12     1,070,196             0.26         89,183      6.927      79.88        658
100,000.01 - 150,000.00          87    11,496,020             2.79        132,138      6.932      80.00        665
150,000.01 - 200,000.00         120    21,025,014             5.11        175,208      6.902      80.93        652
200,000.01 - 250,000.00         139    31,459,655             7.65        226,328      6.707      80.29        669
250,000.01 - 300,000.00         163    44,803,136            10.89        274,866      6.595      80.75        674
300,000.01 - 350,000.00         136    44,318,793            10.77        325,873      6.509      80.80        674
350,000.01 - 400,000.00         202    76,001,021            18.47        376,243      6.516      81.28        667
400,000.01 - 450,000.00         138    58,606,965            14.24        424,688      6.426      80.92        672
450,000.01 - 500,000.00         104    49,668,142            12.07        477,578      6.376      82.71        675
500,000.01 - 550,000.00          49    25,758,746             6.26        525,689      6.488      81.77        682
550,000.01 - 600,000.00          43    24,734,221             6.01        575,214      6.443      83.87        678
600,000.01 - 650,000.00          15     9,382,070             2.28        625,471      6.585      82.67        689
650,000.01 - 700,000.00           5     3,346,804             0.81        669,361      6.205      82.74        692
700,000.01 - 750,000.00          10     7,266,600             1.77        726,660      6.871      78.75        678
750,000.01 - 800,000.00           2     1,552,000             0.38        776,000      6.480      85.10        671
800,000.01 >=                     1       942,500             0.23        942,500      6.300      65.00        588
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Average Current Balance ($)                  335,589
Minimum Current Balance ($)                   72,000
Maximum Current Balance ($)                  942,500
Standard Deviation Current Balance ($)       133,449


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                    % of Mortgage
                                                       Pool by
                                                      Aggregate                     Weighted
                            Number                   Sample Pool                    Average    Weighted   Weighted
Range of                      of       Aggregate     Calculation     Avg. Original   Gross     Average    Average
Original Principal         Mortgage     Original    Date Principal     Principal    Interest   Original     FICO
Balances ($)                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
50,000.01 - 100,000.00           12     1,070,196             0.26         89,183      6.927      79.88        658
100,000.01 - 150,000.00          87    11,496,020             2.79        132,138      6.932      80.00        665
150,000.01 - 200,000.00         120    21,025,014             5.11        175,208      6.902      80.93        652
200,000.01 - 250,000.00         139    31,459,655             7.65        226,328      6.707      80.29        669
250,000.01 - 300,000.00         163    44,803,136            10.89        274,866      6.595      80.75        674
300,000.01 - 350,000.00         136    44,318,793            10.77        325,873      6.509      80.80        674
350,000.01 - 400,000.00         202    76,001,021            18.47        376,243      6.516      81.28        667
400,000.01 - 450,000.00         139    59,056,965            14.35        424,870      6.432      80.91        672
450,000.01 - 500,000.00         103    49,218,142            11.96        477,846      6.368      82.74        675
500,000.01 - 550,000.00          49    25,758,746             6.26        525,689      6.488      81.77        682
550,000.01 - 600,000.00          43    24,734,221             6.01        575,214      6.443      83.87        678
600,000.01 - 650,000.00          15     9,382,070             2.28        625,471      6.585      82.67        689
650,000.01 - 700,000.00           5     3,346,804             0.81        669,361      6.205      82.74        692
700,000.01 - 750,000.00          10     7,266,600             1.77        726,660      6.871      78.75        678
750,000.01 - 800,000.00           2     1,552,000             0.38        776,000      6.480      85.10        671
800,000.01 >=                     1       942,500             0.23        942,500      6.300      65.00        588
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Average Orig Balance ($)                   335,603
Minimum Orig Balance ($)                    72,000
Maximum Orig Balance ($)                   942,500
Standard Deviation Orig Balance ($)        133,455


The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT GRADE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Grade                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
AA                            1,180   393,528,751            95.65        333,499      6.530      81.35        673
A+                               37    14,561,477             3.54        393,553      6.773      81.88        644
A-                                9     3,341,655             0.81        371,295      6.617      76.12        643
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Stated Remaining           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Terms (months)              Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
349 - 360                     1,226   411,431,883           100.00        335,589      6.540      81.32        672
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Remaining Term                358
Minimum Remaining Term                         355
Maximum Remaining Term                         359
Standard Deviation Remaining Term                1


DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Stated Original            Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Term (months)               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
360                           1,226   411,431,883           100.00        335,589      6.540      81.32        672
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Original Term                 360
Minimum Original Term                          360
Maximum Original Term                          360
Standard Deviation Original Term                 0


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY ORIGINAL LTV

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Original LTV               Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Ratios (%)                  Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
40.01 - 45.00                     1       368,000             0.09        368,000      6.150      44.34        596
45.01 - 50.00                     2       554,000             0.13        277,000      6.612      45.81        608
50.01 - 55.00                     2     1,115,000             0.27        557,500      6.239      52.51        614
55.01 - 60.00                     4     1,544,000             0.38        386,000      5.587      57.42        609
60.01 - 65.00                     4     2,475,500             0.60        618,875      6.303      63.94        650
65.01 - 70.00                    14     5,767,300             1.40        411,950      5.921      69.12        673
70.01 - 75.00                    29    12,128,371             2.95        418,220      6.221      73.73        654
75.01 - 80.00                   944   294,289,911            71.53        311,748      6.495      79.95        676
80.01 - 85.00                    65    27,096,340             6.59        416,867      6.534      84.28        664
85.01 - 90.00                   124    50,794,542            12.35        409,633      6.789      89.76        662
90.01 - 95.00                    37    15,298,920             3.72        413,484      7.231      94.63        664
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average LTV (%)                     81.32
Minimum LTV (%)                              44.34
Maximum LTV (%)                              95.00
Standard Deviation LTV (%)                    5.01


DISTRIBUTION BY GROSS MARGIN

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Gross Margins (%)           Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
2.000 - 2.249                     2     1,206,000             0.29        603,000      6.737      84.99        636
2.750 - 2.999                     1       144,292             0.04        144,292      7.600      80.00        701
3.000 - 3.249                     1       184,000             0.04        184,000      7.250      80.00        582
3.250 - 3.499                     1        83,520             0.02         83,520      7.350      80.00        699
3.750 - 3.999                     1       173,840             0.04        173,840      6.990      80.00        724
5.000 - 5.249                    14     4,548,362             1.11        324,883      6.448      79.06        665
5.250 - 5.499                    10     3,430,893             0.83        343,089      6.222      82.61        670
5.500 - 5.749                   527   172,101,415            41.83        326,568      6.283      81.49        658
5.750 - 5.999                   643   219,664,612            53.39        341,625      6.722      81.21        683
6.000 - 6.249                    21     7,901,663             1.92        376,270      7.081      82.13        664
6.250 - 6.499                     4     1,547,086             0.38        386,771      6.907      76.84        671
6.500 - 6.749                     1       446,200             0.11        446,200      6.600      79.99        679
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Margin (%)                  5.674
Minimum Margin (%)                           2.000
Maximum Margin (%)                           6.600
Standard Deviation Margin (%)                0.262


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Minimum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
4.500 - 4.999                     1       370,000             0.09        370,000      4.990      55.56        636
5.000 - 5.499                    49    19,784,909             4.81        403,774      5.312      79.07        686
5.500 - 5.999                   227    82,052,794            19.94        361,466      5.798      80.16        677
6.000 - 6.499                   270    93,084,491            22.62        344,757      6.247      80.62        672
6.500 - 6.999                   385   130,098,538            31.62        337,918      6.732      81.55        671
7.000 - 7.499                   143    42,625,272            10.36        298,079      7.204      82.69        666
7.500 - 7.999                   100    29,557,621             7.18        295,576      7.707      83.00        671
8.000 - 8.499                    36    10,258,382             2.49        284,955      8.233      87.13        663
8.500 - 8.999                    14     3,302,967             0.80        235,926      8.603      85.83        628
9.000 - 9.499                     1       296,910             0.07        296,910      9.400      90.00        612
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Minimum Rate (%)             6.540
Minimum Minimum Rate (%)                      4.990
Maximum Minimum Rate (%)                      9.400
Standard Deviation (%)                        0.720


DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
Range of                      of         Date        Calculation         Date        Gross     Average    Average
Maximum                    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Mortgage Rates (%)          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
11.500 - 11.999                   1       370,000             0.09        370,000      4.990      55.56        636
12.000 - 12.499                  49    19,784,909             4.81        403,774      5.312      79.07        686
12.500 - 12.999                 227    82,052,794            19.94        361,466      5.798      80.16        677
13.000 - 13.499                 270    93,084,491            22.62        344,757      6.247      80.62        672
13.500 >=                       679   216,139,689            52.53        318,321      7.062      82.31        669
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Maximum Rate (%)            13.540
Minimum Maximum Rate (%)                     11.990
Maximum Maximum Rate (%)                     16.400
Standard Deviation (%)                        0.720


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY INITIAL PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Initial Periodic Cap (%)    Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         1,226   411,431,883           100.00        335,589      6.540      81.32        672
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Initial Cap (%)             1.500
Minimum Initial Cap (%)                      1.500
Maximum Initial Cap (%)                      1.500
Standard Deviation (%)                       0.000


DISTRIBUTION BY SUBSEQUENT PERIODIC CAP

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Subsequent                 Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Periodic Cap (%)            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1.500                         1,226   411,431,883           100.00        335,589      6.540      81.32        672
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Periodic Cap (%)            1.500
Minimum Periodic Cap (%)                     1.500
Maximum Periodic Cap (%)                     1.500
Standard Deviation (%)                       0.000


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY NEXT RATE ADJUSTMENT DATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Next Rate                  Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Adjustment Dates            Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
February 2007                     2       327,444             0.08        163,722      6.470      80.00        594
March 2007                        9     2,921,215             0.71        324,579      7.012      83.23        677
April 2007                       81    26,809,601             6.52        330,983      6.365      81.04        638
May 2007                        534   182,419,538            44.34        341,610      6.581      81.21        674
June 2007                       300   100,690,515            24.47        335,635      6.589      81.23        678
March 2008                        5     1,679,172             0.41        335,834      6.563      85.57        684
April 2008                       27     8,340,091             2.03        308,892      6.390      81.24        692
May 2008                        177    60,154,190            14.62        339,854      6.414      81.31        670
June 2008                        91    28,090,117             6.83        308,683      6.526      82.29        668
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average Next Rate Adjustment Date                      August 2007
Minimum Next Rate Adjustment Date                               Feb 2007
Maximum Next Rate Adjustment Date                               June 2008


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY STATE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Geographic Distribution    Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
of Mortgaged Properties     Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
California                      754   283,069,909            68.80        375,424      6.444      81.36        676
Florida                          86    20,408,541             4.96        237,309      6.775      80.49        654
Nevada                           59    16,500,075             4.01        279,662      6.781      81.62        652
New York                         25    10,662,600             2.59        426,504      6.466      83.74        694
Arizona                          43    10,443,449             2.54        242,871      6.841      80.73        669
Washington                       29     7,144,416             1.74        246,359      6.691      81.51        654
Hawaii                           19     7,055,374             1.71        371,335      6.261      82.38        708
Massachusetts                    15     5,672,530             1.38        378,169      6.644      75.13        656
New Jersey                       17     5,622,239             1.37        330,720      6.710      81.14        662
Illinois                         16     5,181,208             1.26        323,825      6.667      82.31        690
Colorado                         20     4,708,975             1.14        235,449      6.583      80.54        669
Texas                            21     4,630,691             1.13        220,509      6.743      80.00        678
Virginia                         12     4,348,575             1.06        362,381      6.997      79.56        650
Maryland                         12     3,837,443             0.93        319,787      6.694      83.75        625
Oregon                           16     3,598,803             0.87        224,925      6.468      83.85        657
Other                            82    18,547,055             4.51        226,184      7.142      81.51        650
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


DISTRIBUTION BY OCCUPANCY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Occupancy                   Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Primary                       1,219   409,953,491            99.64        336,303      6.538      81.32        672
Second Home                       7     1,478,392             0.36        211,199      6.989      82.64        718
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY PROPERTY TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Property Type               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Single Family Residence         860   299,039,966            72.68        347,721      6.532      81.32        671
Planned Unit Development        184    54,434,675            13.23        295,841      6.650      80.75        660
Condo                           123    33,957,189             8.25        276,075      6.367      80.57        680
2-4 Family                       59    24,000,053             5.83        406,781      6.632      83.67        700
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


DISTRIBUTION BY LOAN PURPOSE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Loan Purpose                Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Purchase                      1,019   315,475,854            76.68        309,594      6.566      81.14        678
Refinance - Cashout             176    81,280,633            19.76        461,822      6.479      82.12        650
Refinance - Rate Term            31    14,675,396             3.57        473,400      6.303      80.79        669
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


DISTRIBUTION BY DOCUMENTATION TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Documentation Type          Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Stated Documentation            704   237,562,531            57.74        337,447      6.787      81.09        685
Full Documentation              498   165,374,307            40.19        332,077      6.189      81.71        654
Limited Documentation            24     8,495,045             2.06        353,960      6.465      80.37        665
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------
The Group II Mortgage Loans
--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT SCORE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Range of                   Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Credit Scores               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
550 - 574                         9     3,695,766             0.90        410,641      6.538      83.96        567
575 - 599                        76    20,353,366             4.95        267,807      6.580      77.70        589
600 - 624                       120    38,810,062             9.43        323,417      6.647      81.80        612
625 - 649                       226    76,331,725            18.55        337,751      6.607      81.55        637
650 - 674                       271    88,605,658            21.54        326,958      6.611      81.74        661
675 - 699                       192    67,078,956            16.30        349,370      6.515      81.37        686
700 - 724                       150    51,396,310            12.49        342,642      6.362      81.81        711
725 - 749                       106    36,981,241             8.99        348,880      6.476      81.01        735
750 - 774                        57    20,379,962             4.95        357,543      6.445      80.60        760
775 - 799                        18     7,433,239             1.81        412,958      6.379      79.87        783
800 +                             1       365,600             0.09        365,600      5.990      80.00        802
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672

Weighted Average FICO                          672
Minimum FICO                                   560
Maximum FICO                                   802
Standard Deviation FICO                         48


DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
Prepayment Penalty         Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Term (months)               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
0                               187    64,059,752            15.57        342,566      7.048      81.63        675
12                               43    15,753,798             3.83        366,367      6.907      81.38        669
24                              779   262,280,646            63.75        336,689      6.450      81.19        671
36                              217    69,337,687            16.85        319,529      6.327      81.52        673
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


DISTRIBUTION BY LIEN TYPE

                                                    % of Mortgage
                                       Aggregate       Pool by        Avg. Sample
                                      Sample Pool     Aggregate          Pool       Weighted
                            Number    Calculation    Sample Pool      Calculation   Average    Weighted   Weighted
                              of         Date        Calculation         Date        Gross     Average    Average
                           Mortgage    Principal    Date Principal     Principal    Interest   Original     FICO
Lien Position               Loans     Balance ($)      Balance        Balance ($)   Rate (%)   LTV (%)     Score
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
1st Lien                      1,226   411,431,883           100.00        335,589      6.540      81.32        672
------------------------   --------   -----------   --------------    -----------   --------   --------   --------
Total:                        1,226   411,431,883           100.00%       335,589      6.540      81.32        672


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HASCO 2005-NC1                                                       [HSBC LOGO]
--------------------------------------------------------------------------------

                               Contact Information
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HSBC Securities
--------------------------------------------------------------------------------
Principal Finance
--------------------------------------------------------------------------------
Jon Voigtman                                  Tel: (212) 525-2348
Managing Director                             Fax: (646) 366-2521
Head of Principal Finance                     jon.voigtman@us.hsbc.com

Andrea Lenox                                  Tel: (212) 525-3307
Vice President                                Fax: (646) 366-3647
                                              andrea.lenox@us.hsbc.com

Jay Kilpatrick                                Tel: (212) 525-4140
Senior Vice President                         jay.kilpatrick@us.hsbc.com
Head of Contract Finance

--------------------------------------------------------------------------------
Syndicate
--------------------------------------------------------------------------------
Caroline Morrill                              Tel: (212) 525-3785
Managing Director                             Fax: (646) 366-3434
                                              caroline.morrill@us.hsbc.com
Michael Banchik                               Tel: (212) 525-3399
Senior Vice President                         Fax: (646) 366-3142
                                              michael.banchik@us.hsbc.com

--------------------------------------------------------------------------------
Analytics
--------------------------------------------------------------------------------
Martin Priest                                 Tel: (212) 525-4198
Vice President                                martin.priest@us.hsbc.com


--------------------------------------------------------------------------------
Rating Agencies
--------------------------------------------------------------------------------
Chris Deasy - S&P                             Tel: (212) 438-2405
                                              Fax: (212) 438-7322
                                              chris_deasy@standardandpoors.com

Wioletta Frankowicz - Moody's                 Tel: (212) 553-1019
                                              wioletta.frankowicz@moodys.com

Ben Katzburg - Fitch                          Tel: (212) 908-0261
                                              ben.katzburg@fitchratings.com
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission, because they contain important information. This document does not contain all information that is required to be included in the base prospectus and prospectus supplement. Investors can obtain the prospectus supplement and other relevant documents filed or to be filed with the Commission, free of charge at www.sec.gov.
--------------------------------------------------------------------------------
                                     Page 51